UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2007

MAN SANG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-20877	87-0539570
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

21st Floor, Railway Plaza, 39 Chatham Road South,
Tsimshatsui, Kowloon,
Hong Kong SAR
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (852) 2317 5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

     On July 10, 2007, Man Sang International (B.V.I.) Limited (the “Vendor”), a wholly-owned subsidiary of Man Sang Holdings, Inc. (the “Registrant”), entered into a Placing Agreement (the “Placing Agreement”) with ICEA Securities Limited as the placing agent (the “Placing Agent”), whereby the Placing Agent agreed to place 200,000,000 existing shares of Man Sang International Limited, or MSIL, (the “Placing Shares”) with institutional or professional investors at a price of HK$1.48 per Placing Share (or approximately US$0.19) per share (the “Placing Price”) to raise approximately HK$296 million (or approximately US$38 million), before expenses (the “Placing”). Pursuant to the Placing Agreement, the Placing Agent is entitled to receive two percent (2%) of the aggregate value of the Placing Shares at the Placing Price. The Placing Shares represent approximately 19.93 percent of the existing issued share capital of MSIL. The sale of the Placing Shares shall be closed within two business days after the date on which the press announcement is published and the shares of MSIL have resumed trading on the Hong Kong Stock Exchange (or such other time or date as the Vendor and the Placing Agent shall agree).

     The Placing Agent confirms and undertakes to the Vendor (i) not to, directly or indirectly, offer, sell or deliver any Placing Shares or distribute or publish any documents (including, without limitation to the foregoing, any prospectus, form of application, offering circular, advertisement or other offering material or any report or other document calculated to invite or lead to offers or agreements being made to purchase Placing Shares) or make any representations or statements in relation to the Placing in any country or jurisdiction except such offer, sale or delivery is made under circumstances that, shall not result in or constitute a breach of any applicable laws and regulations or give rise to a requirement for any prospectus to be published or filed or any registration or qualification to be made or obtained (other than such as are made or obtained by the Placing Agent) in any country or jurisdiction and all offers, sales and deliveries of Placing Shares shall be made on such terms; (ii) that it has not offered or sold and shall not offer or sell in Hong Kong, by means of any document, any Placing Shares other than to persons whose ordinary business is to buy or sell shares or debentures, whether as principal or as agent, or otherwise in circumstances which do not constitute an offer to the public, and it has not issued or caused to be issued and shall not issue or cause to be issued any documents in relation to the Placing in Hong Kong (unless permitted to do so under the securities laws of Hong Kong) other than with respect to Placing Shares intended to be disposed of to persons outside Hong Kong or to be disposed of in Hong Kong or only to persons whose business involves the acquisition, disposal, or holding, of securities whether as principal or as agent; and (iii) that it has not made and shall not make to any person to whom Placing Shares may be offered any representation or statement regarding MSIL, the Registrant and its subsidiaries (the “Group”) or the financial or business position or prospects of MSIL or the Group which was not or is not, at the time of making the same, general public knowledge in the marketplace.

     In return, the Vendor warrants and represents to and for the benefit of the Placing Agent: (i) that the Placing Shares are fully paid up and the Vendor is the beneficial owner of the Placing Shares and the Vendor has the necessary power and authority to enable it to sell the Placing Shares hereunder free from any lien, charge, encumbrance or third party right whatsoever and together with all rights attaching thereto at the closing date and MSIL has not exercised any lien over any of the Placing Shares; (ii) that MSIL is duly incorporated and validly existing under the laws of the place of its incorporation with power to conduct its business in the manner presently conducted and the information provided is true and accurate; (iv) all necessary consents and authorisations have been obtained to enable the Vendor to sell the Placing Shares, the Vendor has power under its constitutional documents to enter into this Placing Agreement and this Placing Agreement is duly authorised and when duly executed shall constitute valid and legally binding and enforceable obligations of the Vendor; and (v) that, save as previously disclosed by MSIL to the public in writing during the preceding 12 months or otherwise than in the ordinary course of business, no member of MSIL and its subsidiaries has entered into a material contract or commitment of an unusual or onerous nature which, in the context of the Placing, might be material for disclosure and each such company has carried on its business in the ordinary and usual course.

     The foregoing descriptions of the Placing Agreement is merely a summary, is not intended to be complete and is qualified in its entirety by the complete text of the Placing Agreement, which is filed as exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

     THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER TO SELL, OR SOLICITATION OF AN OFFER TO PURCHASE, SECURITIES OF MAN SANG HOLDINGS, INC. THE PLACING SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

     As indicated under Item 1.01 above, the Vendor, a subsidiary of the Registrant, entered into an agreement for a private placement of 200,000,000 existing shares at a price of HK$1.48 per share. The placement proceeds is intended to be used for general working capital of the Group.

     The Placing Shares offered and sold in the private placement are not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offer and sale of the Placing Shares will be made in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act. The Vendor relied on this exemption based on the fact : i) the Placing Agreement was executed in Hong Kong, pursuant to Hong Kong requirements, and ii) the Vendor obtained representations from the Placing Agent that it would not offer, sell or deliver any Placing Shares in any country or jurisdiction except where such offer, sale or delivery would constitute a breach of any applicable laws and regulations.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibit

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	Placing Agreement, dated July 10, 2007, by and between Man Sang International (B.V.I.) Limited and ICEA Securities Limited, relating to the placement of 200,000,000 existing shares of Man Sang International Limited.
99.1	Man Sang International Limited placing announcement published on July10, 2007 on the Hong Kong Stock Exchange website.
99.2	Press release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007	MAN SANG HOLDINGS, INC.

By: /s/ CHENG Chung Hing, Ricky
CHENG Chung Hing, Ricky
Chairman of the Board, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Placing Agreement, dated July 10, 2007, by and between Man Sang International (B.V.I.) Limited and ICEA Securities Limited, relating to the placement of 200,000,000 existing shares of Man Sang International Limited.
99.1	Man Sang International Limited placing announcement published on July10, 2007 on the Hong Kong Stock Exchange website.
99.2	Press release.